                                                                      EXHIBIT 32

        CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
            OFFICER REQUIRED BY SECTION 1350, CHAPTER 63 OF TITLE 18,
          UNITED STATES CODE, AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the  Sarbanes-Oxley  Act of 2002 (subsections (a) and
(b) of Section 1350,  Chapter 63 of Title 18,  United States Code),  each of the
undersigned  officers  of  BNS  Holding,   Inc.,  a  Delaware  corporation  (the
"Company"), does hereby certify, to such officer's knowledge, that:

The  Quarterly  Report on Form 10-QSB for the quarter  ended March 31, 2005 (the
"Form  10-QSB") of the Company fully complies with the  requirements  of Section
13(a) or 15(d) of the Securities Exchange Act of 1934 and information  contained in the Form 10-QSB  fairly  presents,  in all material  respects,  the financial condition and results of operations of the Company.

     Date: May 13, 2005

                                        /s/ Michael Warren
                                        ------------------------------
                                        Michael Warren
                                        Chief Executive Officer and
                                        Chief Financial Officer

The foregoing certification is being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter
63 of Title 18,  United  States Code) and is not being filed as part of the Form
10-QSB or as a separate  disclosure  document  for purposes of Section 18 of the
Securities Exchange Act of 1934.

A signed  original of this  written  statement  required by Section 906 has been provided to BNS  Holding,  Inc.  and will be retained by BNS  Holding,  Inc. and furnished to the Securities and Exchange Commission or its staff upon request.